FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Originator	Loans	Balance	Balance	Coupon	Score	LTV

Finance America	966	168,154,976.47	100.00	7.653	616	88.75

Total:	966	168,154,976.47	100.00	7.653	616	88.75

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	3	1,058,978.80	0.63	5.367	651	89.42
5.501 - 6.000	16	4,593,579.83	2.73	5.879	649	86.83
6.001 - 6.500	60	14,400,653.17	8.56	6.373	663	89.02
6.501 - 7.000	115	27,607,628.45	16.42	6.850	624	88.40
7.001 - 7.500	135	26,764,711.97	15.92	7.331	619	88.76
7.501 - 8.000	240	43,691,129.48	25.98	7.801	614	88.77
8.001 - 8.500	141	21,265,239.41	12.65	8.270	606	89.27
8.501 - 9.000	150	17,779,404.71	10.57	8.785	590	88.68
9.001 - 9.500	62	6,728,700.52	4.00	9.254	577	88.63
9.501 - 10.000	35	3,410,561.82	2.03	9.729	601	89.41
10.001 - 10.500	6	697,018.75	0.41	10.152	582	90.61
10.501 - 11.000	1	67,448.65	0.04	10.725	564	90.00
11.001 - 11.500	2	89,920.91	0.05	11.100	573	90.00

Total:	966	168,154,976.47	100.00	7.653	616	88.75

Min: 5.250
Max: 11.100
Weighted Average: 7.653

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	65	2,621,483.31	1.56	8.847	606	88.47
50,000.01 - 100,000.00	198	14,774,274.93	8.79	8.346	607	88.65
100,000.01 - 150,000.00	270	33,567,225.26	19.96	7.936	606	88.74
150,000.01 - 200,000.00	146	25,175,520.96	14.97	7.625	608	88.78
200,000.01 - 250,000.00	102	22,962,802.57	13.66	7.566	613	88.57
250,000.01 - 300,000.00	58	15,849,783.45	9.43	7.606	634	89.23
300,000.01 - 350,000.00	34	10,911,324.15	6.49	7.607	625	88.51
350,000.01 - 400,000.00	34	12,571,722.91	7.48	7.314	624	88.94
400,000.01 - 450,000.00	13	5,602,721.03	3.33	7.086	630	90.00
450,000.01 - 500,000.00	15	7,122,503.95	4.24	7.468	622	87.67
500,000.01 - 550,000.00	16	8,397,832.83	4.99	6.760	631	88.79
550,000.01 - 600,000.00	15	8,597,781.12	5.11	7.349	627	88.62

Total:	966	168,154,976.47	100.00	7.653	616	88.75

Min: $29,719.77
Max: $598,000.00
Average: $174,073.47

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	805	132,724,521.07	78.93	7.756	610	88.59
ARM 2/28 - IO	59	20,304,066.00	12.07	6.903	641	89.84
Fixed 30 yr	74	10,247,199.83	6.09	7.854	644	88.83
ARM 3/27	12	2,330,664.65	1.39	7.239	634	87.92
ARM 5/25	8	2,123,596.47	1.26	7.514	635	88.43
Fixed 15 yr	8	424,928.45	0.25	9.654	579	89.69

Total:	966	168,154,976.47	100.00	7.653	616	88.75

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	884	157,482,848.19	93.65	7.635	615	88.74
Fixed	82	10,672,128.28	6.35	7.925	641	88.86

Total:	966	168,154,976.47	100.00	7.653	616	88.75

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	12	1,999,620.68	1.19	7.490	603	87.45
2	781	139,112,921.14	82.73	7.686	615	88.72
3	105	16,374,560.58	9.74	7.528	623	88.37
4	66	9,987,265.04	5.94	7.494	625	89.59
5	2	680,609.03	0.40	6.701	705	95.90

Total:	966	168,154,976.47	100.00	7.653	616	88.75

Min: 1
Max: 5
Weighted Average: 2

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	966	168,154,976.47	100.00	7.653	616	88.75

Total:	966	168,154,976.47	100.00	7.653	616	88.75

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

80.01 - 85.00	270	46,375,263.16	27.58	7.524	591	84.42
85.01 - 90.00	628	107,994,633.27	64.22	7.733	626	89.85
90.01 - 95.00	65	13,308,061.50	7.91	7.469	629	94.54
95.01 - 100.00	3	477,018.54	0.28	7.219	660	100.00

Total:	966	168,154,976.47	100.00	7.653	616	88.75

Min: 80.20
Max: 100.00
Weighted Average: 88.75

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 524	6	767,287.03	0.46	8.432	523	84.62
525 - 549	118	19,054,439.99	11.33	8.165	539	86.81
550 - 574	189	26,898,664.08	16.00	8.001	560	87.72
575 - 599	145	23,316,491.29	13.87	7.989	586	88.98
600 - 624	157	28,451,836.06	16.92	7.520	612	89.49
625 - 649	110	22,808,038.45	13.56	7.282	637	89.50
650 - 674	103	20,884,775.19	12.42	7.259	662	88.96
675 - 699	60	12,180,090.85	7.24	7.395	687	89.15
700 - 724	40	7,853,083.56	4.67	7.229	713	90.07
725 - 749	20	2,937,303.29	1.75	7.878	736	89.69
750 - 774	11	1,377,713.12	0.82	7.294	761	88.99
775 - 799	7	1,625,253.56	0.97	7.190	781	89.80

Total:	966	168,154,976.47	100.00	7.653	616	88.75

Min: 522
Max: 786
NZ Weighted Average: 616

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	553	90,527,655.70	53.84	7.766	620	89.39
Cashout Refinance	369	70,801,024.96	42.10	7.543	613	87.99
Rate/Term Refinance	44	6,826,295.81	4.06	7.303	601	88.13

Total:	966	168,154,976.47	100.00	7.653	616	88.75

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	714	115,092,988.14	68.44	7.685	611	88.66
PUD	95	20,709,418.37	12.32	7.681	612	88.97
Condo	61	11,712,791.67	6.97	7.179	624	88.43
Duplex	56	10,350,689.23	6.16	7.825	632	88.73
3-4 Family	40	10,289,089.06	6.12	7.602	662	89.64

Total:	966	168,154,976.47	100.00	7.653	616	88.75

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	734	116,865,262.55	69.50	7.620	605	88.92
Stated	223	49,925,165.50	29.69	7.717	644	88.36
Alt.	9	1,364,548.42	0.81	8.112	613	88.52

Total:	966	168,154,976.47	100.00	7.653	616	88.75

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	749	132,084,707.58	78.55	7.608	601	88.69
Non-Owner Occupied	214	35,605,312.75	21.17	7.825	671	88.98
Second Home	3	464,956.14	0.28	7.252	727	89.25

Total:	966	168,154,976.47	100.00	7.653	616	88.75

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Alabama	20	1,604,916.09	0.95	8.406	603	90.46
Arizona	92	18,312,616.52	10.89	7.685	620	88.67
Arkansas	3	188,463.01	0.11	9.283	608	87.86
California	73	26,058,891.95	15.50	7.005	633	88.68
Colorado	36	8,611,279.36	5.12	7.530	613	88.77
Connecticut	6	1,197,068.47	0.71	7.259	667	90.00
Delaware	2	545,348.98	0.32	7.310	605	88.58
District of Columbia	13	3,134,503.77	1.86	7.628	620	89.32
Florida	77	12,359,697.55	7.35	7.640	630	89.02
Georgia	21	2,736,337.23	1.63	8.542	637	89.72
Hawaii	15	4,315,336.92	2.57	6.829	670	89.87
Idaho	2	301,859.95	0.18	6.623	583	90.00
Illinois	103	18,273,720.29	10.87	7.841	612	88.52
Indiana	21	2,156,051.85	1.28	7.971	579	88.81
Iowa	5	460,248.12	0.27	8.437	625	94.08
Kansas	13	1,882,664.38	1.12	7.663	596	89.64
Kentucky	2	189,188.43	0.11	7.568	582	88.47
Louisiana	10	1,083,387.55	0.64	8.241	603	90.08
Maryland	17	3,737,205.89	2.22	7.571	601	87.01
Massachusetts	5	1,404,868.09	0.84	7.610	591	90.50
Michigan	25	3,555,036.37	2.11	7.719	590	87.75
Minnesota	20	3,660,132.63	2.18	7.146	623	87.64
Mississippi	42	4,245,068.46	2.52	8.101	581	89.33
Missouri	54	6,600,549.05	3.93	8.242	581	88.71
Montana	1	167,668.68	0.10	6.490	721	95.00
Nebraska	1	95,128.44	0.06	7.850	561	90.00
Nevada	11	2,778,405.00	1.65	7.382	632	88.04
New Jersey	16	3,502,888.40	2.08	8.365	609	89.11
New Mexico	14	2,352,301.33	1.40	7.956	607	88.26
New York	10	3,353,695.80	1.99	7.641	641	89.95
North Carolina	14	1,882,168.45	1.12	8.063	609	90.13
North Dakota	1	69,621.39	0.04	8.865	557	85.00
Ohio	35	3,161,690.93	1.88	7.813	614	87.61
Oklahoma	10	739,522.78	0.44	8.657	576	88.16
Oregon	6	1,137,510.01	0.68	6.713	647	88.27
Pennsylvania	48	5,614,929.65	3.34	7.689	606	88.47
Rhode Island	4	936,973.94	0.56	7.381	663	91.04
South Carolina	5	418,209.85	0.25	8.696	598	87.85
Tennessee	7	681,300.70	0.41	7.837	620	90.09
Texas	53	6,072,427.33	3.61	8.314	594	88.91
Utah	11	1,923,535.09	1.14	7.883	598	89.27
Virginia	16	3,122,047.97	1.86	7.370	622	86.21
Washington	8	1,604,090.00	0.95	7.781	579	87.75
West Virginia	8	560,945.26	0.33	9.185	561	86.78
Wisconsin	10	1,365,474.56	0.81	8.283	603	89.34

Total:	966	168,154,976.47	100.00	7.653	616	88.75

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	218	38,966,754.43	23.17	8.073	617	88.91
6	9	1,561,825.91	0.93	7.445	595	89.62
12	64	15,345,396.21	9.13	7.545	628	89.15
24	604	102,069,580.02	60.70	7.528	613	88.67
30	2	279,772.34	0.17	6.480	768	90.00
36	69	9,931,647.56	5.91	7.522	625	88.11

Total:	966	168,154,976.47	100.00	7.653	616	88.75

Loans with Penalty: 76.83

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.501 - 4.000	1	198,602.36	0.13	7.475	540	85.00
4.001 - 4.500	15	1,813,166.68	1.15	7.336	587	88.71
4.501 - 5.000	79	14,377,126.47	9.13	7.835	616	88.62
5.001 - 5.500	5	598,503.76	0.38	6.771	651	87.16
5.501 - 6.000	175	33,101,783.59	21.02	6.934	642	88.03
6.001 - 6.500	588	103,861,985.63	65.95	7.802	607	89.00
6.501 - 7.000	21	3,531,679.70	2.24	8.766	582	88.76

Total:	884	157,482,848.19	100.00	7.635	615	88.74

Min: 4.000
Max: 7.000
Weighted Average (>0): 6.128

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	3	1,058,978.80	0.67	5.367	651	89.42
11.501 - 12.000	16	4,593,579.83	2.92	5.879	649	86.83
12.001 - 12.500	55	12,836,171.50	8.15	6.361	661	89.10
12.501 - 13.000	108	26,350,594.30	16.73	6.851	620	88.27
13.001 - 13.500	127	25,529,659.43	16.21	7.333	619	88.84
13.501 - 14.000	223	40,904,609.52	25.97	7.796	613	88.74
14.001 - 14.500	133	20,343,325.85	12.92	8.268	604	89.36
14.501 - 15.000	139	16,789,074.08	10.66	8.781	588	88.72
15.001 - 15.500	51	5,795,945.93	3.68	9.257	573	88.60
15.501 - 16.000	24	2,668,988.97	1.69	9.698	586	89.33
16.001 - 16.500	5	611,919.98	0.39	10.124	580	90.00

Total:	884	157,482,848.19	100.00	7.635	615	88.74

Min: 11.250
Max: 16.350
Weighted Average (>0): 13.635

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	1	96,133.00	0.06	6.750	694	83.19
5.001 - 5.500	3	1,058,978.80	0.67	5.367	651	89.42
5.501 - 6.000	16	4,593,579.83	2.92	5.879	649	86.83
6.001 - 6.500	55	12,836,171.50	8.15	6.361	661	89.10
6.501 - 7.000	108	26,350,594.30	16.73	6.851	620	88.27
7.001 - 7.500	127	25,529,659.43	16.21	7.333	619	88.84
7.501 - 8.000	222	40,808,476.52	25.91	7.799	613	88.76
8.001 - 8.500	133	20,343,325.85	12.92	8.268	604	89.36
8.501 - 9.000	139	16,789,074.08	10.66	8.781	588	88.72
9.001 - 9.500	51	5,795,945.93	3.68	9.257	573	88.60
9.501 - 10.000	24	2,668,988.97	1.69	9.698	586	89.33
10.001 - 10.500	5	611,919.98	0.39	10.124	580	90.00

Total:	884	157,482,848.19	100.00	7.635	615	88.74

Min: 5.000
Max: 10.350
Weighted Average (>0): 7.634

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

2.000	1	96,133.00	0.06	6.750	694	83.19
3.000	883	157,386,715.19	99.94	7.635	615	88.75

Total:	884	157,482,848.19	100.00	7.635	615	88.74

Min: 2.000
Max: 3.000
Weighted Average (>0): 2.999

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	884	157,482,848.19	100.00	7.635	615	88.74

Total:	884	157,482,848.19	100.00	7.635	615	88.74

Min: 1.000
Max: 1.000
Weighted Average (>0): 1.000

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

Coverage	966	168,154,976.47	100.00	7.653	616	88.75

Total:	966	168,154,976.47	100.00	7.653	616	88.75

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.